                                                                    Exhibit 4.3


                                                                  EXECUTION COPY

                                   GUARANTEE

                                                                February 4, 1997

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York  10036

      Re: The parties identified as "Borrowers" in the Loan Agreement (as defined hereinbelow) (collectively the "Borrowers")

Gentlemen:

      Congress Financial Corporation ("Lender") and Borrowers have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated February 4, 1997, by and between Borrowers, Atlantic Express Transportation Corp. and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

      Due to the close business and financial relationships between each of the Borrowers and each and all of the undersigned (individually and collectively, "Guarantors"), in consideration of the benefits which will accrue to Guarantors and as an inducement for and in consideration of Lender making loans and advances and providing other financial accommodations to any one or more of Borrowers pursuant to the Loan Agreement and the other Financing Agreements, each of Guarantors hereby jointly and severally agrees in favor of Lender as follows:

      1. Guarantee.

            a. Each of Guarantors absolutely and unconditionally, jointly and severally, guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed

Obligations"): (1) all obligations, liabilities and indebtedness of any kind, nature and description of any one or more of Borrowers to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement, the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of any Borrower or its successors to Lender arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender and (2) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of any one or more of Borrowers' obligations, liabilities and indebtedness as aforesaid to Lender, the rights of Lender in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationships between any one or more of Borrower, any of Guarantors or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to any Borrower or any of Guarantors under the United States Bankruptcy Code or any similar statute.

            b. This Guarantee is a guaranty of payment and not of collection. Each of Guarantors agrees that Lender need not attempt to collect any Guaranteed Obligations from any Borrower, any one of Guarantors or any other Obligor or to realize upon any collateral, but may require any one of Guarantors to make immediate payment of all of the Guaranteed Obligations to Lender when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to a Borrower or Guarantors) and in such order as Lender may elect.

            c. Payment by Guarantors shall be made to Lender at the office of Lender from time to time on demand as Guaranteed Obligations become due. Guarantors shall make all payments to Lender on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against any of Guarantors either in the same action in which any one or more of Borrowers or any of the other Guarantors or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against any of Guarantors, each of Guarantors agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Lender to any of Guarantors.

      2. Waivers and Consents.

            a. Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to any one or more of Borrowers and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any of Borrowers or any of Guarantors are entitled are hereby waived by each of Guarantors. Each of Guarantors also waives notice of and hereby consents to, (1) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (2) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of any one or more of Borrowers or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), including, without limitation, the surrender or release by Lender of any one of Guarantors hereunder, (3) the exercise of, or refraining from the exercise of any rights against any of Borrowers, any of Guarantors or any other Obligor or any collateral, (4) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (5) any financing by Lender of any one or more of Borrowers under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Lender under Section 363 of the United States Bankruptcy Code. Each of Guarantors agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantors hereunder shall not be otherwise impaired or affected by any of the foregoing.

            b. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of any one or more of Borrowers in respect of any of the Guaranteed Obligations, or any one of Guarantors in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantors hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute, Guarantors shall be liable therefor, even if such Borrower's liability for such amounts does not, or ceases to, exist by operation of law.

            c. Each of Guarantors hereby irrevocably and unconditionally postpones and subordinates, to the prior payment in full of the Guaranteed Obligations, all statutory, contractual, common law, equitable and all other claims against each Borrower, any collateral for the Guaranteed Obligations or other assets of each Borrower or any other

Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Lender by each of Guarantors hereunder and each of Guarantors hereby further irrevocably and unconditionally postpones and subordinates, to the prior payment in full of the Guaranteed Obligations, any and all other benefits which Guarantors might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantors, any Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

            3. Subordination. Payment of all amounts now or hereafter owed to Guarantors by any Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lender as security for the Guaranteed Obligations; provided, however, that when no Event of Default (as such term is defined in the Loan Agreement) shall have occurred and be continuing, Borrowers and other Obligors may make payments to Guarantors of such amounts in accordance with their terms and past practice.

            4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of any one or more of Borrowers or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement.

            5. Account Stated. The books and records of Lender showing the account between Lender and any one or more of Borrowers shall be admissible in evidence in any action or proceeding against or involving Guarantors as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to any Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to any Borrower, shall, absent manifest errors or omissions, be deemed conclusively correct and constitute an account stated between Lender and such Borrower and be binding on Guarantors.

            6. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Each of Guarantors shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice from a Guarantor sent to Lender at is address set forth above by certified mail, return receipt requested and thereafter as set forth below. Such notice received by Lender from any one of Guarantors shall not constitute a revocation or termination of this Guarantee as to any of the other Guarantors. Revocation or termination hereof by any of Guarantors shall not affect, in any manner, the rights of Lender or any obligations or duties of any of Guarantors (including the Guarantor which may have sent such notice) under this Guarantee with respect to a. Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Lender of such written notice of revocation or termination as provided herein, including, without limitation, (1) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (2) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against any Borrower, Guarantors or any other Obligor (whether or not suit be brought), or b. Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Lender of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Lender prior to receipt of such notice. The sole effect of such revocation or termination by any of Guarantors shall be to exclude from this Guarantee the liability of such Guarantor for those Guaranteed Obligations arising after the date of receipt by Lender of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

            7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Each of Guarantors shall be liable to pay to Lender, and does indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

            8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

            9. Corporate Existence, Power and Authority. Each of Guarantors is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of any of Guarantors or the rights of Lender hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guarantee is within the corporate powers of each of Guarantors, have been duly authorized and is not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of each of Guarantors, or any indenture, agreement or undertaking to which any of Guarantors is a party or by which any of Guarantors or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of each of Guarantors enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors rights generally, and by general principles of equity (whether considered at law or in equity). Any one of Guarantors signing this Guarantee shall be bound hereby whether or not any of the other Guarantors or any other person signs this Guarantee at any time.

      10. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

            a. The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between any of Guarantors and Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

            b. Each of Guarantors hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any of Guarantors and Lender in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any of Guarantors or any of Borrowers and Lender or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against any of Guarantors or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on collateral at any time granted by any of Borrowers or any of Guarantors to Lender or to otherwise enforce its rights against any of Guarantors or its property).

            c. Each of Guarantors hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon any of Guarantors in any other manner provided under the rules of any such courts. A copy of any service upon any of Guarantors shall be sent to Silverman, Collura & Chernis, P.C., 381 Park Avenue South,

Suite 1601, New York, New York 10016, Attention: Peter R. Silverman, Esq., but the delivery of such copy shall not be a condition to the effectiveness of service upon any Guarantor. Within thirty (30) days after such service, any of Guarantors so served shall appear in answer to such process, failing which such Guarantors shall be deemed in default and judgment may be entered by Lender against Guarantors for the amount of the claim and other relief requested.

            d. EACH OF GUARANTORS HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OF GUARANTORS AND LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH OF GUARANTORS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF GUARANTORS OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            e. Lender shall not have any liability to Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by Guarantors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

      11. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth above and to each of Guarantors at its chief executive office set forth below, or to such other address as a party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. A copy of any notice given to a Guarantor shall be sent to Silverman, Collura & Chernis, P.C., 381 Park Avenue South, Suite 1601, New York, New York 10016, Attention: Peter R. Silverman, Esq.

      12. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      13. Entire Agreement. This Guarantee represents the entire agreement and understanding of this parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

      14. Successors and Assigns. This Guarantee shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of any of Guarantors shall not terminate this Guarantee as to such entity or as to any of the other Guarantors.

      15. Construction. All references to the term "Guarantors" wherever used herein shall mean each and all of Guarantors and their respective successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any of Guarantors or any of their respective assets or any of Guarantors in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean Lender and its successors and assigns and all references to the term "Borrower" or "Borrowers" wherever used herein shall mean such Borrower or Borrowers, as the case may be, and their respective successors and assigns (including, without limitation, any receiver, trustee or custodian for a Borrower or any of its assets or a Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy
Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

            16. Guarantors' Representative. Each of the Guarantors hereby appoints Atlantic Express Transportation Corp. (the "Parent") as its agent and representative for the purposes of all communications and authorizations between such Guarantor and Lender in connection with this Guarantee or any of the other Financing Agreements, including, without limitation, giving notices to Lender and receiving notices from Lender and giving any direction or instruction to Lender contemplated by this Guarantee. Each of the Guarantors hereby authorizes and directs Lender to act in accordance with any and every authorization, request, notice, instruction, or direction received on such Guarantor's behalf from the Parent without requiring Lender to confirm such Guarantor's authorization therefor, and each Guarantor hereby releases Lender from and indemnifies Lender and holds Lender harmless against any liability, claim, loss, damages, cost, or expense arising from or relating in any way to Lender's acting upon such authorization, request, notice, instruction, or direction. Notwithstanding the foregoing, Lender may require a Guarantor to confirm such request, notice, instruction, or direction, or to execute personally any agreement or instrument between such Guarantor and Lender, whenever Lender in its sole discretion deems it necessary or desirable to do so.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, each of Guarantors has executed and delivered this Guarantee as of the day and year first above written.

                                                                  GUARANTOR

                                       ATLANTIC EXPRESS
                                       TRANSPORTATION CORP.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302


                                       GUARANTOR

                                       BLOCK 7932, INC.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302

                                       GUARANTOR

                                       G.V.D. LEASING CO., INC.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302


                                       GUARANTOR

                                       180 JAMAICA CORP.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302


                                       GUARANTOR

                                       METRO AFFILIATES, INC.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302

                                       GUARANTOR

                                       MIDWAY LEASING INC.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302


                                       GUARANTOR

                                       TEMPORARY TRANSIT SERVICE, INC.

                                       By: /s/ Domenic Gatto
                                          -------------------------------

                                       Title: President, Chief Executive Officer
                                             -----------------------------------


                                       CHIEF EXECUTIVE OFFICE:

                                       7 North Street
                                       Staten Island, New York 10302

STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of Atlantic Express Transportation Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public


STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of Block 7932, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public


STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of G.V.D. Leasing Co., Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public

STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of 180 Jamaica Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public


STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of Metro Affiliates, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public


STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of Midway Leasing Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public

STATE OF                                     )
                                             )  ss.:
COUNTY OF                                    )

            On this ____ day of February __, 1997, before me personally came _____________________, to me known, who stated that he is the
____________________ of Temporary Transit Service, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                __________________________
                                                       Notary Public